4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Assure to Attend Upcoming Investor Conferences

DENVER, July 28, 2021 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (TSXV: IOM; OTCQB: ARHH), a provider of intraoperative neuromonitoring services, announces that management will participate in the following investor conferences:

●	Alliance Global Partners Virtual MedTech Summer Conference on July 29, 2021. The event will consist of 1-on-1 virtual investor meetings. Investors attending the conference who are interested in meeting with Assure management should contact their A.G.P. representative.
●	D.A. Davidson Bison Select Conference on August 4, 2021. Assure’s executive chairman and CEO John Farlinger is scheduled to present on August 4th at 2:00 p.m. ET. Management will conduct one-on-one meetings with investors during the conference. Register for the webcast here: https://wsw.com/webcast/dadco55/register.aspx?conf=dadco55&page=assure&url=https://wsw.com/webcast/dadco55/assure/2249471
●	Q3 Virtual Investor Summit August 17-18, 2021. Assure’s executive chairman and CEO John Farlinger is scheduled to present on August 17th at 11:45 a.m. ET. Management will be participating in virtual one-on-one meetings with institutional investors. Register for the webcast here: https://zoom.us/webinar/register/WN_HPXmxzjORkWr99JzC5TY0w
●	Sidoti Summer Virtual Microcap Investor Conference August 18-19, 2021. Assure’s executive chairman and CEO John Farlinger is scheduled to present on August 18th at 12:15 p.m. ET. Management will be participating in virtual one-on-one meetings with institutional investors. The presentation will be accessible from Assure's website at https://www.assureneuromonitoring.com/, under Investor Relations, when the webcast link becomes available.

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing the highest level of patient care in the industry and has earned the Joint Commission’s Gold Seal of Approval®. For more information, visit the Company’s website at www.assureneuromonitoring.com.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws, including, but not limited to: the expected attendees of the conferences; and the Company’s ability to meet with the attendees. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions.

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the expected attendees may not attend one or more of the conferences; the Company may not meet with the targeted investors at the conferences; the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and economic activity in general; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the Canadian securities regulators and available on the Company’s profile on SEDAR at www.sedar.com, which risks and uncertainties are incorporated herein by reference. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com

John Farlinger, Chief Executive Officer
Assure Holdings Corp.
1-604-763-7565
John.Farlinger@assureiom.com